Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 20, 2013, is executed by and among Apogee Enterprises, Inc. (the “Borrower”), the Lenders (as defined below), and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”).

BACKGROUND

A. The Borrower, the lenders party thereto (“Lenders”), the Administrative Agent and the other named agents are party to that certain Amended and Restated Credit Agreement dated as of October 19, 2012 (the “Credit Agreement”).

B. The parties wish to amend the Credit Agreement as provided herein.

C. The Borrower, the Administrative Agent and the Lenders are willing to enter into this Amendment upon the terms and conditions set forth below.

NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

Section 1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2. Amendments to the Credit Agreement. As of the First Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

2.1. Section 1.1 of the Credit Agreement is hereby amended by:

(i) deleting the table in the definition of Applicable Margin and replacing it with the following:

Pricing Level	Leverage Ratio	LIBOR +	Base Rate +	Commitment Fee
I	Less than 0.75 to 1.00	1.50%	0.50%	0.225%
II	Greater than or equal to 0.75 to 1.00 but less than 1.25 to 1.00	1.625%	0.625%	0.275%
III	Greater than or equal to 1.25 to 1.00 but less than 1.75 to 1.00	1.75%	0.75%	0.325%
IV	Greater than or equal to 1.75 to 1.00 but less than 2.25 to 1.00	2.00%	1.00%	0.375%
V	Greater than or equal to 2.25 to 1.00	2.25%	1.25%	0.425%

(ii) restating the following defined terms in their entirety:

“L/C Commitment” means the lesser of (a) $50,000,000 and (b) the Revolving Credit Commitments of all the Lenders.

“Maturity Date” shall mean the earliest to occur of (i) November 20, 2018, (ii) the date of termination of the entire Revolving Credit Commitment by the Borrower pursuant to Section 2.5 or (iii) the date of termination of the Revolving Credit Commitment pursuant to Section 9.2(a).

“Secured Hedge Obligations” shall mean all existing or future payment and other obligations owing by the Borrower or any of its Subsidiaries under any Secured Hedge Agreement; provided, however, that with respect to any Subsidiary Guarantor, the Secured Hedge Obligations Guaranteed by such Subsidiary Guarantor shall exclude all Excluded Swap Obligations.

and (iii) inserting the following terms in the appropriate alphabetical order therein:

“Canadian Subsidiary” means a Subsidiary that is formed, organized, continued, amalgamated, existing (or the equivalent of any of the foregoing) under the laws of a territory or province of Canada.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Subsidiary Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Subsidiary Guarantor of, or the grant by such Subsidiary Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Subsidiary Guarantor’s failure for any reason not to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty of such Subsidiary Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes illegal.

“Incremental Revolving Credit Commitment” has the meaning assigned thereto in Section 4.13.

“Incremental Revolving Credit Increase” has the meaning assigned thereto in Section 4.13.

“Swap Obligation” means, with respect to any Subsidiary Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.

“Term Loan” has the meaning assigned thereto in Section 4.13.

“Term Loan Commitment” has the meaning assigned thereto in Section 4.13.

2.2. Section 4.13 of the Credit Agreement is hereby restated in its entirety as follows:

4.13 Incremental Loans.

(a) On no more than three (3) occasions, at any time prior to the Maturity Date, the Borrower may by written notice to the Administrative Agent elect to request the establishment of:

(i) one or more term loan commitments (any such term loan commitment, a “Term Loan Commitment”) to make one or more term loans (any such term loan, a “Term Loan”); or

(ii) one or more increases in the Revolving Credit Commitments (any such increase, an “Incremental Revolving Credit Commitment” and, together with the Term Loan Commitments, the “Incremental Loan Commitments”) to make revolving credit loans under the Revolving Credit Facility (any such increase, an “Incremental Revolving Credit Increase” and, together with the Term Loans, the “Incremental Loans”);

provided that (1) the total aggregate principal amount for all such Incremental Loan Commitments shall not (as of any date of incurrence thereof) exceed $50,000,000 and (2) the total aggregate amount for each Incremental Loan Commitment (and the Incremental Loans made thereunder) shall not be less than a minimum principal amount of $10,000,000 or, if less, the remaining amount permitted pursuant to the foregoing clause (1). Each such notice shall specify the date (each, an “Increased Amount Date”) on which the Borrower proposes that any Incremental Loan Commitment shall be effective, which shall be a date not less than thirty (30) days after the date on which such notice is delivered to Administrative Agent. The Borrower may invite any Lender, any Affiliate of any Lender and/or any Approved Fund, and/or any other Person reasonably satisfactory to the Administrative Agent, the Issuing Lenders and the Swingline Lender, to provide an Incremental Loan Commitment (any such Person, an “Incremental Lender”). Any Lender or any proposed Incremental Lender offered or approached to provide all or a portion of any Incremental Loan Commitment may elect or decline, in its sole discretion, to provide such Incremental Loan Commitment. Any Incremental Loan Commitment shall become effective as of such Increased Amount Date; provided that:

(A) no Default or Event of Default shall exist on such Increased Amount Date before or after giving effect to (1) any Incremental Loan Commitment and (2) the making of any Incremental Loans on such Increased Amount Date pursuant thereto;

(B) each Incremental Loan Commitment (and the Incremental Loans made thereunder) shall constitute Obligations of the Borrower and shall be secured and guaranteed with the other Extensions of Credit on a pari passu basis;

(C) (1) in the case of each Term Loan (the terms of which shall be set forth in the relevant Joinder Agreement):

(x) such Term Loan will mature and amortize in a manner reasonably acceptable to the Administrative Agent, the Incremental Lenders making such Term Loan and the Borrower;

(y) the Applicable Margin and pricing grid, if applicable, for such Term Loan shall be determined by the Administrative Agent, the applicable Incremental Lenders and the Borrower on the applicable Increased Amount Date; and

(z) except as provided above, all other terms and conditions applicable to any Term Loan shall be reasonably satisfactory to the applicable Incremental Lenders, Administrative Agent and the Borrower;

(2) in the case of each Incremental Revolving Credit Increase:

(y) the outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations will be reallocated by the Administrative Agent on the applicable Increased Amount Date among the Lenders (including the Incremental Lenders providing such Incremental Revolving Credit Increase) in accordance with their revised Revolving Credit Commitment Percentages (and the Lenders (including the Incremental Lenders providing such Incremental Loans) agree to make all payments and adjustments necessary to effect such reallocation and the Borrower shall pay any and all costs required pursuant to Section 4.9 in connection with such reallocation as if such reallocation were a repayment); and

(z) all of the terms and conditions applicable to such Incremental Revolving Credit Increase shall be identical to the terms and conditions applicable to the Revolving Credit Loans.

(D) such Incremental Loan Commitments shall be effected pursuant to one or more Joinder Agreements executed and delivered by the Borrower, the Administrative Agent and the applicable Incremental Lenders (which Joinder Agreement may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 4.13); and

(E) the Borrower shall deliver or cause to be delivered any other documents (including resolutions of its board of directors or other governing body approving and authorizing such Incremental Loan Commitment and Incremental Loans) reasonably requested by the Administrative Agent in connection with any such transaction.

(b) The Incremental Lenders shall be included in any determination of the Required Lenders and, unless otherwise agreed by such Incremental Lenders, the Required Lenders, the Administrative Agent and the Borrower, the Incremental Lenders will not constitute a separate voting class for any purposes under this Agreement.

(c) (i) On any Increased Amount Date on which any Term Loan Commitment becomes effective, subject to the foregoing terms and conditions, each Incremental Lender with a Term Loan Commitment shall make, or be obligated to make, a Term Loan to the Borrower in an amount equal to its Term Loan Commitment and shall become a Lender hereunder with respect to such Term Loan Commitment and the Term Loan made pursuant thereto.

(ii) On any Increased Amount Date on which any Incremental Revolving Credit Increase becomes effective, subject to the foregoing terms and conditions, each Incremental Lender with an Incremental Revolving Credit Commitment shall become a Revolving Credit Lender hereunder with respect to such Incremental Revolving Credit Commitment.

2.3. Section 8.2 of the Credit Agreement is hereby amended by:

(i)	deleting the reference to “and” at the end of clause (o);

(ii)	deleting clause (p) thereof in its entirety and replacing it with the following:

(p) Liens securing Indebtedness permitted pursuant to Sections 8.3(h) and (i) on the assets of the borrower of such Indebtedness; and

(q) Other Liens, provided that the aggregate principal amount of Indebtedness secured by such other Liens does not exceed (i) prior to a Collateral Release, $5,000,000 and (ii) following a Collateral Release, $25,000,000.

2.4. Section 8.3 of the Credit Agreement is hereby amended by:

(i)	deleting the reference to “$10,000,000” in clause (d) thereof and replacing it with a reference to “$20,000,000”;

(ii)	deleting the reference to “and” at the end of clause (f);

(iii)	deleting clause (g) thereof in its entirety and replacing it with the following:

Indebtedness of the Borrower in respect of letters of credit issued by one or more Lenders (other than Letters of Credit) with an aggregate amount available to be drawn thereunder not in excess of $20,000,000;

(iv)	inserting new clauses (h) and (i) at the end thereof as follows:

(h) Indebtedness of a Canadian Subsidiary in connection with a local line of credit in an amount not to exceed $5,000,000 in the aggregate outstanding at any time; and

(i) Indebtedness incurred by Viracon, Inc. pursuant to that certain Construction and Term Loan Agreement to be entered into by and among Viracon, Inc., MMCDC New Markets Fund XXXIX, LLC, CNMC Sub-CE 27, LLC and Waveland Sub CDE XVII, LLC and the other documents and instruments to be entered into in connection therewith in an aggregate principal amount not to exceed the initial principal amount of the “Loans” (as defined in such Construction and Term Loan Agreement) made thereunder.

2.5. Schedule 6.2 to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A hereto.

Section 3. Representations and Warranties. To induce the Administrative Agent and the undersigned Lenders to execute this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and such Lenders as follows:

3.1. the execution, delivery and performance of this Amendment have been duly authorized by all requisite action of the Borrower, and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

3.2. each of the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects with the same effect as though made on and as of the date hereof (except, in each case, to the extent stated to relate to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date); provided, that if a representation or warranty is qualified as to materiality, the applicable materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this provision; and

3.3. no Event of Default or Default exists under the Credit Agreement or would exist after giving effect to this Amendment.

Section 4. Effectiveness. This Amendment shall become effective as of the date first set forth above, subject to the satisfaction of the following conditions precedent (the date of such satisfaction being the “First Amendment Effective Date”):

4.1. Amendment. Administrative Agent shall have received counterparts of this Amendment signed by the Administrative Agent, the Borrower and the Lenders.

4.2. Amendment to Subsidiary Guaranty and Reaffirmation Agreement. The Borrower and Subsidiary Guarantors shall have executed and delivered to Administrative Agent an Amendment to Subsidiary Guaranty and Reaffirmation Agreement.

4.3. Legal Opinion. A favorable opinion of counsel to the Borrower addressed to the Administrative Agent and the Lenders with respect to the Borrower, this Amendment, the Loan Documents and such other matters as the Administrative Agent shall reasonably request and which opinion shall permit reliance by successors and permitted assigns of each of the Administrative Agent and the Lenders.

4.4. Secretary’s Certificate. Administrative Agent shall have received from Borrower and each Subsidiary Guarantor (i) its charter (or similar formation document) (or a certification by its secretary or assistant secretary that there have been no changes to its charter (or similar formation document) since delivery thereof to Administrative Agent on the Restatement Closing Date), (ii) a good standing certificate from its state of organization, (iii) its bylaws or similar formation document (or a certification from its secretary or assistant secretary that as of the date of such certificate there has been no change to its bylaws since delivery thereof to Administrative Agent on the Restatement Closing Date), (iv) resolutions of its board of directors or other governing body approving and authorizing its execution, delivery and performance of this Amendment, and (v) signature and incumbency certificates of its officers executing this Amendment, all certified by its secretary or an assistant secretary as being in full force and effect without modification.

4.5. Representations and Warranties. The warranties and representations of each Credit Party contained in this Amendment, the Credit Agreement and the other Loan Documents, shall each be true and correct in all material respects as of the effective date hereof, with the same effect as though made on such date (except to the extent expressly stated to relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date).

4.6. No Default. After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

4.7. Payment of Fees. The Borrower shall have paid to the Administrative Agent and Lead Arranger, as applicable, the fees set forth in that certain Fee Letter between the Borrower, the Administrative Agent and the Lead Arranger dated as of October 31, 2013.

Section 5. Reference to and Effect Upon the Credit Agreement.

5.1. Except as specifically provided herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

5.2. Except as specifically set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, nor constitute an amendment or waiver of any provision of the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference to the Credit Agreement contained therein or in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document for the purposes of the Credit Agreement and each other Loan Document.

Section 6. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

Section 7. Enforceability and Severability. Wherever possible, each provision in or obligation under this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any such provision or obligation shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Delivery of a counterpart signature page by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart signature page.

Section 9. Costs and Expenses. The Borrower hereby affirms its obligation under Section 11.3 of the Credit Agreement to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and expenses for the Administrative Agent with respect thereto.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

BORROWER:

APOGEE ENTERPRISES, INC., as Borrower

By:	/s/ Gary R. Johnson
Name: Gary R. Johnson
Title: Vice President and Treasurer

LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Swingline Lender, Issuing Lender and a Lender

By:	/s/ Greg Strauss
Name: Greg Strauss
Title: Director

COMERICA BANK, as Documentation Administrative Agent, Issuing Lender and Lender

By:	/s/ Heather Whiting
Name: Heather Whiting
Title: Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

US BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Mila Yakovlev
Name: Mila Yakovlev
Title: Vice President

BMO HARRIS BANK, NA, as Lender

By:	/s/ Barbara Nieland
Name: Barbara Nieland
Title: SVP

[Signature Page to Amendment No. 1 to Credit Agreement]

EXHIBIT A

Schedule 6.2

Subsidiaries

Active Subsidiaries

Name:	Alumicor Limited
Jurisdiction of Organization:	Ontario
Owner:	Borrower (100%)

Name:	Apogee Services, Inc.
Jurisdiction of Organization:	Minnesota
Owner:	Harmon, Inc. (100%)

Name:	Apogee Wausau Group, Inc.
Jurisdiction of Organization:	Wisconsin
Owner:	Borrower (100%)

Name:	Harmon Contract Asia Ltd.
Jurisdiction of Organization:	Minnesota
Owner:	Harmon Contract, Inc. (100%)

Name:	Harmon Contract, Inc.
Jurisdiction of Organization:	Minnesota
Owner:	Borrower (100%)

Name:	Harmon, Inc.
Jurisdiction of Organization:	Minnesota
Owner:	Borrower (100%)

Name:	Tru Vue, Inc.
Jurisdiction of Organization:	Illinois
Owner:	Borrower (100%)

Name:	Viracon Georgia, Inc.
Jurisdiction of Organization:	Minnesota
Owner:	Viracon, Inc. (100%)

Name:	Viracon, Inc.
Jurisdiction of Organization:	Minnesota
Owner:	Borrower (100%)

Name:	Tubelite Inc.
Jurisdiction of Organization:	Michigan
Owner:	Borrower (100%)

Name:	Prism Assurance, Ltd.
Jurisdiction of Organization:	Vermont
Owner:	Borrower (100%)

Name:	Glassec Vidros de Segurança Ltda.
Jurisdiction of Organization:	Brazil
Owner:	Viracon, Inc. (99.99%)
Harmon Contract, Inc. (0.01%)

Name:	Tru Vue Netherlands, B.V.
Jurisdiction of Organization:	Netherlands
Owner:	Tru Vue, Inc. (100%)

Name:	Viracon Singapore Pte. Ltd.
Jurisdiction of Organization:	Singapore
Owner:	Viracon, Inc. (100%)

Inactive Subsidiaries

Name:	Viracon Transport, Inc.
Jurisdiction of Organization:	Minnesota
Owner:	Viracon, Inc. (100%)

Name:	Harmon CFEM Facades (UK) Ltd.
Jurisdiction of Organization:	United Kingdom
Owner:	Harmon Contract, Inc. (99.99%)
Borrower (0.01%)

Name:	Harmon CFEM Facades S.A.
Jurisdiction of Organization:	France
Owner:	Harmon Contract, Inc. (100%)

Name:	Harmon Sitraco S.A.
Jurisdiction of Organization:	France
Owner:	Harmon Contract, Inc. (100%)